SUPPLEMENT DATED MAY 1, 2014
TO
PROSPECTUS DATED MAY 1, 2009

WEALTHQUEST III Group Unallocated Variable Annuity
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus.  Please read it carefully and keep it with your prospectus for future reference.

Holiday Closures

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 28, 2014, and Wednesday, December 24, 2014, in the sub-section entitled “Contract Transactions” on page 24 is amended to read as follows:

Surrenders and transfers requested by you and purchase payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 28, 2014, and Wednesday, December 24, 2014, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program).  All other transactions will be processed on the next Valuation Date that we are open for business.

Invesco V.I. Utilities Fund Name Change and Investment Objective Change

The Board of Trustees of the Invesco Funds has approved certain changes to the Invesco V.I. Utilities Fund. A shareholders meeting was held on March 26, 2014.  At this meeting, the shareholders approved a name change.  Effective April 30, 2014, the Fund has been renamed “Invesco V.I. Managed Volatility Fund”.

All references in the Prospectus to the subaccount investing in the “Invesco V.I. Utilities Fund” are changed to the “Invesco V.I. Managed Volatility Fund”.

Along with the name change, the following changes were approved:
•	The Fund’s fundamental investment restriction requiring the Fund to concentrate its investments in the securities of issuers engaged primarily in utilities related industries was eliminated;
•	A new investment objective was adopted for the Fund to seek both capital appreciation and current income while managing portfolio volatility;
•
Principal investment strategies were adopted that require the Fund to invest primarily in equity and fixed income securities, derivatives, and other instruments that have economic characteristics similar to such securities as well as derivatives to decrease the volatility level of the Fund’s annual returns.

Please refer to the prospectus for the Invesco V.I. Managed Volatility Fund investment option for more information regarding these changes and read them carefully before investing.